WasteMasters, Inc.

      2001 EMPLOYEE, CONSULTANT AND ADVISOR STOCK COMPENSATION PLAN

                      STOCK PAYMENT AGREEMENT

     1.     Agreement to Accept and Issue Shares.   The undersigned
employee, consultant or advisor (the "Participant") participating in the 2001 Employee, Consultant and Advisor Stock Compensation Plan (the "Plan") of WasteMasters, Inc., a Maryland corporation (the "Company"), hereby agrees to accept, and the Company agrees to issue, shares of the Company's $.01 par value Common Stock, in accordance with Section 2 of this Agreement. A copy of the Plan has been delivered to the Participant. This Agreement is subject to all the terms and conditions set forth herein as well as the terms and conditions of the Plan, which are incorporated herein by reference. If there is any inconsistency or discrepancy between the terms and conditions of this Agreement and the Plan, the terms and conditions of the Plan will prevail.

     2.     Numbers and Purpose of Shares to be issued.

     a. The number of the shares to be issued and delivered by the Company and accepted by the Participant under the Plan, and the amount of the Company's compensation liability to the Participant to be extinguished by such issuance, are set forth below:

               No. of Shares               Compensation Liability
                                           Extinguished


The Participant agrees that the number of shares issued to the Participant shall satisfy an amount of liability equal to the lesser of:
(i) the Fair Market Value of the shares on the issue date or (ii) the sum of the Fair Market Value of any unsold shares and the actual net proceeds received by the Participant from the sale of part or all of the shares as of the ninetieth day after the issue date. The amount of liability extinquished by the issuance of the shares shall be deemed the Fair Market Value of the shares on the date of issuance, unless then Participant notifies the Company otherwise within 105 days of the date of issuance.

     b. Any amount for wages described above is based upon the gross wages of the Participant less any and all applicable tax and other withholdings and deductions required by law, which the Company shall remit directly to the appropriate authorities if and when due and owing.

     3. Representation of Participant. The Participant represents and acknowledges that the Participant:

     a. has received, reviewed and understands the contents of the document prepared by the Company entitled "Information for Participants," which contains information on the Plan, includes a copy of the Plan as Exhibit A, and constitutes a prospectus under Section 10(a) of the Securities Act of 1933, as amended;

     b. has had an opportunity to request and, if so requested, to copy or examine all documents, records and books pertaining to the Participant's participation in the Plan, including all documents specifically incorporated by reference in the prospectus discussed above;

     c. has had an opportunity to ask questions of and, if asked, to receive satisfactory answers from the Company, through its executive officers and other representatives acting on its behalf, concerning the terms and conditions for the Plan and the business, affairs and prospects of the Company;

     d. understands that the Company has not guaranteed the amount of gross or net proceeds realizable to the Participant upon any sale of shares of Common Stock of the Company received by the Participant under the Plan;

     e. is not a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with the Company; and

     f. rendered bona fide services to the Company or a subsidiary of the Company, or is party to a binding agreement to render bona fide services to the Company or a subsidiary of the Company, as a result of which the compensation liability to be extinguished by the Company's performance of this Agreement arose, and such services were not rendered in connection with the offer or sale of securities in a capital-raising transaction or to promote or maintain a market in the Company's Common Stock.

     4.     General

     a. Binding Agreement; Non-Assignability. The terms and conditions of this Agreement shall be binding upon and enure to the benefit of the personal representatives, heirs, devisees, successors and assigns of the respective parties hereto; but none of the rights or obligations of the Participant under this Agreement are assignable.

     b. Entire Agreement. This Agreement and any documents incorporated herein by Reference constitute the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements or understandings, written or oral, and no amendment, modification, or alteration of the terms of this Agreement shall be binding unless the same is in writing, dated after the date hereof and duly approved and executed by each of the parties hereto.

     c. Severability. Every provision of this Agreement is intended to be severable. If any term or provision hereof is deemed to be illegal or invalid for any reason whatever, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

     d. Headings. The headings of this Agreement are inserted for convenience and identification only, and are in no way intended to describe, interpret, define or limit the scope, extent or intent hereof.

     e. Application of Oklahoma Law. This Agreement, and the application and interpretation thereof, shall be governed exclusively by its terms and conditions and by the laws of the State of Oklahoma, without regard to the choice of law provisions of the State of Oklahoma. Venue for purposes of enforcing this agreement shall be exclusively in the City of El Reno, Oklahoma.

     f. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company and the Participant have executed this Agreement on the dates set forth beneath their signatures below.

                              WASTEMASTERS, INC.

                              By:___________________________
                              Printed Name:__________________
                              Title:_________________________
                              Date:_________________________

                              PARTICIPANT:

                              Signature:______________________
                              Printed Name:___________________
                              Residence Address:_______________
                              _______________________________
                              Date:___________________________